                                                                    Exhibit 99.4


                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2005-NCA
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[236,669,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NCA

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                                AUGUST [18], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-NCA
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:              MLMI 2005-NCA

DETAILED COLLATERAL INFO

                                                                     % OF
                                                                     GROUP                                                % OF FULL
                          # OF LOANS     BALANCE      AVG. BALANCE  BALANCE   WAC     WARM   FICO   OLTV    CLTV    DTI      DOC
Aggregate                    4,274    244,749,252.03    57,265.00            10.056  316.00   675   99.93   99.94  42.29     25.87

CURRENT BALANCE

<$50k                        2,027     66,964,802.52    33,036.00            10.068  240.00   663   99.93   99.94  41.27     40.31
50-75k                       1,125     69,634,149.80    61,897.00            10.071  342.00   677   99.93   99.93  42.23     23.56
75.01-100k                     759     65,579,762.78    86,403.00            10.077  347.00   680   99.96   99.96  43.03     16.85
100.01-200K                    363     42,570,536.93   117,274.00             9.979  348.00   685   99.90   99.90  42.87     20.81
200.01-300K
300.01-400K
400.01-500K

500.01-1,000,000
1,000,000.01 - 1,250,000
1,250,000.01 - 1,500,000
1,500,000.01 +

FICO
NA
<600                           145      5,203,927.84    35,889.00            10.821  264.00   595   99.63   99.63  42.42     88.91
601-619                        302     13,606,301.16    45,054.00            10.536  293.00   612   99.92   99.92  42.51     76.31
620-639                        530     26,677,225.13    50,334.00            10.285  305.00   632   99.91   99.91  42.15     52.92
640-659                        836     46,690,184.23    55,850.00            10.210  316.00   651   99.93   99.93  42.69     24.14
660 - 679                      919     55,015,524.45    59,865.00             9.934  317.00   670   99.95   99.95  42.29     17.31
680-699                        628     38,327,120.29    61,030.00             9.904  323.00   689   99.96   99.96  42.18     13.68
700-719                        380     24,378,116.74    64,153.00             9.855  326.00   710   99.92   99.92  41.89     14.74
720+                           534     34,850,852.19    65,264.00             9.874  327.00   746   99.97   99.97  42.15     13.07

LTV
80
80.01-85
85.01-90                         2        103,868.84    51,934.00            10.043  303.00   671   88.71   88.71  48.00     38.68
90.01-95                        21      1,283,038.26    61,097.00            10.157  315.00   665   94.25   94.25  43.60     39.87
95.01-100                    4,250    243,308,867.08    57,249.00            10.055  316.00   675   99.98   99.98  42.28     25.80
100.01+

Cash Out                       445     21,782,534.11    48,950.00            10.030  298.00   657   99.63   99.63  42.40     43.93
2-4 family                     229     15,998,340.92    69,862.00            10.157  333.00   692  100.00  100.00  42.68     15.40
Investment & 2nd home            2        126,604.06    63,302.00            10.043  327.00   696  100.00  100.00  24.83     19.13

CA                           1,695    129,322,754.05    76,297.00             9.998  339.00   683   99.96   99.96  42.72     18.48
NY                              88      6,553,624.95    74,473.00            10.377  341.00   691  100.00  100.00  42.46     10.90
MA                             117      6,842,036.15    58,479.00            10.310  325.00   684  100.00  100.00  43.40     14.66
GA                              42      1,644,376.62    39,152.00            11.150  267.00   658   99.84   99.84  41.74     38.20

Stated                       2,365    147,071,333.76    62,187.00            10.158  323.00   688   99.96   99.96  42.47         -
Full                         1,326     63,313,553.55    47,748.00             9.964  300.00   652   99.91   99.91  42.50    100.00
FULL 1 YR                      417     23,589,996.25    56,571.00             9.786  314.00   667   99.87   99.87  42.76         -
Limited                        166     10,774,368.47    64,906.00             9.787  326.00   658   99.93   99.93  37.50         -

IO                               -                 -            -         -       -       -     -       -       -      -         -
2nd lien                     4,274       244,749,252       57,265                10     316   675     100     100     42        26
Loans w/ silent 2nds             -                 -            -         -       -       -     -       -       -      -         -

DTI:
LT 40                        1,386     72,414,811.36    52,247.00            10.044  309.00   675   99.95   99.95  34.03     26.45
40 - 45                      1,156     68,033,693.55    58,853.00            10.074  317.00   677   99.94   99.94  42.70     22.30
45 - 50                      1,704    102,896,595.46    60,385.00            10.055  321.00   674   99.92   99.92  47.70     27.28
50 - 55                         28      1,404,151.66    50,148.00             9.908  303.00   653  100.00  100.00  51.51     65.53
55+

                           % OF    % SINGLE
                          PRIMARY  FAMILY &             % OF 2ND  % OF IO
                           OWNER     PUD     % CASHOUT    LIEN     LOANS
Aggregate                   99.95    83.03      8.90     100.00      -

CURRENT BALANCE

<$50k                       99.96    84.26     13.78     100.00      -
50-75k                     100.00    79.65      7.68     100.00      -
75.01-100k                 100.00    84.54      6.01     100.00      -
100.01-200K                 99.76    84.27      7.67     100.00      -
200.01-300K
300.01-400K
400.01-500K

500.01-1,000,000
1,000,000.01 - 1,250,000
1,250,000.01 - 1,500,000
1,500,000.01 +

FICO
NA
<600                       100.00    89.46     10.24     100.00      -
601-619                    100.00    89.33     18.56     100.00      -
620-639                    100.00    87.53     17.69     100.00      -
640-659                    100.00    85.38      9.63     100.00      -
660 - 679                   99.96    84.56      7.93     100.00      -
680-699                    100.00    78.84      7.64     100.00      -
700-719                     99.58    78.51      5.51     100.00      -
720+                       100.00    78.34      2.52     100.00      -

LTV
80
80.01-85
85.01-90                   100.00    38.68         -     100.00      -
90.01-95                   100.00    91.02     51.17     100.00      -
95.01-100                   99.95    83.00      8.66     100.00      -
100.01+

Cash Out                   100.00    92.48    100.00     100.00      -
2-4 family                  99.36        -      0.94     100.00      -
Investment & 2nd home           -    19.13         -     100.00      -

CA                          99.92    84.62      4.36     100.00      -
NY                         100.00    72.85     12.83     100.00      -
MA                         100.00    46.28      2.53     100.00      -
GA                         100.00    91.38     24.32     100.00      -

Stated                      99.93    82.05      5.14     100.00      -
Full                        99.96    85.24     15.11     100.00      -
FULL 1 YR                  100.00    81.07     11.71     100.00      -
Limited                    100.00    87.59     17.56     100.00      -

IO                              -        -         -          -      -
2nd lien                      100       83         9        100      -
Loans w/ silent 2nds            -        -         -          -      -

DTI:
LT 40                       99.86    83.41      8.37     100.00      -
40 - 45                    100.00    82.86      8.58     100.00      -
45 - 50                     99.98    82.69      9.39     100.00      -
50 - 55                    100.00    96.35     15.57     100.00      -
55+